LEE FINANCIAL MUTUAL FUND, INC.

Lee Financial Tactical Fund

Supplement dated September 8, 2016 to the Lee Financial Tactical Fund Prospectus
dated February 1, 2016 as supplemented on August 11, 2016, and the Restated and
Amended Statement of Additional Information dated August 11, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On September 7, 2016, the Board of Directors of Lee Financial Mutual Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Lee Financial Tactical Fund (the “Fund”). Effective September 9, 2016, the Fund will discontinue accepting orders for the purchase of Fund shares.

On or about September 29, 2016 (the “Liquidation Date”), the Fund will be liquidated by distributing to investors holding shares of the Fund on the Liquidation Date their pro rata share of the proceeds in cash and all of the outstanding shares of the Fund will be redeemed. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record. The Fund is in the process of liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. As disclosed in the Prospectus, the Fund is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in investment-grade debt securities and cash or cash equivalents. During this time, the Fund may not achieve its investment objective.

Until the Liquidation Date, investors may redeem their shares in the manner set forth in the Fund’s current Prospectus. The redemption of your shares will generally be considered a taxable event.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Please retain this Supplement for future reference.